                             PAPP FOCUS FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1998

                                                                                  Number     Market
                      Common Stocks                                              of Shares    Value
----------------------------------------------------------                       ---------  ---------
Financial Services (17.6%)
  American International Group
   (Major international insurance holding company)                                   1,000   $125,938
  State Street Corporation
   (Provider of U.S. and global securities custodial services)                       1,700    115,706
                                                                                             --------
                                                                                              241,644
                                                                                             --------
Computers and Software (14.6%)
 American Power Conversion*
  (Leading producer of uninterruptible power supply products)                        4,800    137,700
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers, and
  memory chips)                                                                        800     62,450
                                                                                             --------
                                                                                              200,150
                                                                                             --------
Health Care (12.8%)
 Johnson & Johnson
  (Healthcare products)                                                                900     65,981
 Merck & Company
  (Ethical drugs and specialty chemicals)                                              850    109,119
                                                                                             --------
                                                                                              175,100
                                                                                             --------
Direct Marketing (8.8%)
 Viking Office Products*
  (Direct international marketer of office products to small and
  medium sized businesses)                                                           5,200    120,900
                                                                                             --------

Industrial Services (7.6%)
 Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                                     800     49,700
 Manpower, Inc.
  (Provider of non-government employment services)                                   1,350     54,506
                                                                                             --------
                                                                                              104,206
                                                                                             --------
Distributors (7.5%)
 Arrow Electronics, Inc.*
  (Distributor of electronic components and computer products)                       1,600     43,300
 Molex, Inc.
  (Distributor of electrical, electronic, and fiber optic interconnection
   products and systems)                                                             2,200     58,988
                                                                                             --------
                                                                                              102,288
                                                                                             --------
Restaurants (5.28%)
 McDonald's Corporation
(Fast food restaurants and franchising)                                              1,200     72,000
                                                                                             --------

Consumer Products (4.6%)
 Mattel, Inc.
  (Toy manufacturer)                                                                 1,600     63,400
                                                                                             --------

Electrical Equipment (4.4%)
 General Electric Co.
  (Diversified industrial company)                                                     700     60,331
                                                                                             --------

*Non-income producing security.

                             PAPP FOCUS FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1998

                                                            Number      Market
          Common Stocks (continued)                        of Shares    Value
----------------------------------------------             ---------  ----------

Consumer Services (3.7%)
 Service Corporation International
  (Funeral service, cemetery owner/operator)                   1,200  $   50,925
                                                                      ----------

Miscellaneous (4.1%)
 Steiner Leisure LTD*
   (Provider of spa services, beauty salons, and health
   clubs on cruise ships)                                      1,100      55,894
                                                                      ----------


Total Common Stocks -- 90.9%                                           1,246,838
Cash and Other Assets, Less Liabilities -- 9.1%                          125,050
                                                                      ----------

Net Assets -- 100%                                                    $1,371,888
                                                                      ==========

Net Asset Value Per Share
(Based on 132,654 shares outstanding at March 31, 1998)               $    10.34
                                                                      ==========

*Non-income producing security.